EXHIBIT 10.28
FIRST AMENDMENT
THIS FIRST AMENDMENT, dated as of February 26, 2024 (this “Agreement”), is by and among SKYWARD SPECIALTY INSURANCE GROUP, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto (which, for the avoidance of doubt, constitute the Required Lenders), and TRUIST BANK, in its capacities as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as a Lender.
W I T N E S S E T H:
WHEREAS, the Borrower, the several banks and other financial institutions and lenders signatory thereto and the Administrative Agent entered into that certain Credit Agreement dated as of March 29, 2023 (as amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”);
WHEREAS, the Borrower has notified the Administrative Agent and the Lenders of its desire to make certain amendments to the Existing Credit Agreement as set forth more fully herein;
WHEREAS, the Administrative Agent and the Required Lenders have indicated a willingness to make such desired amendments to the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and
WHEREAS, subject to and upon the terms and conditions set forth in this Agreement, the Borrower, the Administrative Agent and the Required Lenders are willing to enter into this Agreement.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:
Section 1. Definitions. Except as otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Amended Credit Agreement.
Section 2. Specific Amendments to Existing Credit Agreement.
(a)The cover page to the Existing Credit Agreement is hereby amended by replacing the reference to “BMO HARRIS BANK N.A.” therein with “BMO BANK N.A.”.
(b)Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following defined term therein in appropriate alphabetical order:
““First Amendment Effective Date” shall mean February 26, 2024.”
(c)Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the defined term “Arranger” by replacing the reference to “BMO Harris Bank N.A.” therein with “BMO Bank N.A. (formerly known as BMO Harris Bank N.A.)”.
(d)Section 1.1 of the Existing Credit Agreement is hereby further amended by amending the defined term “Restricted Payment” by (A) deleting the “and” following the semicolon in clause (v) thereof, (B) replacing the period at the end of clause (vi) thereof with “; and”, and (C) inserting the following new clause (vii) immediately following clause (vi) thereof:
“(vii) any payment by a Loan Party to an Insurance Subsidiary on account of intercompany Indebtedness.”
(e)Section 5.1 of the Existing Credit Agreement is hereby amended by inserting the following new clause (c) immediately following clause (b) thereof:
“(c) FHLB Indebtedness Reporting. The Borrower will deliver to the Administrative Agent and the Lenders from time to time, promptly upon request thereof, copies of any agreements and other documents evidencing, securing or otherwise governing Indebtedness owing to the Federal Home Loan Bank; provided, that for the avoidance of doubt, any such Indebtedness may only be incurred to the extent permitted pursuant to Section 7.1(l).”
(f)Section 5.9 of the Existing Credit Agreement is hereby amended by amending and restating such Section in its entirety with the following:
“Section 5.9. Use of Proceeds; Margin Regulations. The Borrower will use the proceeds of all Loans to refinance the Existing Credit Agreement, to pay transaction costs and expenses arising in connection with this Agreement, to finance working capital needs, to consummate Permitted Acquisitions, to pay Deferred Purchase Price Obligations (solely to the extent then due and payable), to make Investments in Insurance Subsidiaries permitted under Section 7.4(k), to make the Restricted Payment permitted under, and subject to the conditions set forth in, Section 7.5(h) and for other general corporate purposes of the Borrower and its

EXHIBIT 10.28
Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would violate any Requirement of Law or any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulation T, Regulation U or Regulation X. All Letters of Credit will be used for general corporate purposes.”
(g)Section 7.1 of the Existing Credit Agreement is hereby amended by replacing the semicolon at the end of clause (h) thereof with “; provided that if the 2006 Documents are repaid in full in accordance with Section 7.5(h), no such Indebtedness shall be permitted to be renewed, replaced or outstanding (notwithstanding Section 7.1(b) above);”.
(h)Section 7.1 of the Existing Credit Agreement is hereby further amended by (i) deleting the “and” following the semicolon in clause (j) thereof, (ii) replacing the period at the end of clause (k) thereof with “;”, and (iii) inserting the following new clauses (l) and (m) immediately following clause (k) thereof:
“(l) Indebtedness (but only of a Domestic Insurance Subsidiary) owing to the Federal Home Loan Bank of which such Insurance Subsidiary is a member; and
(m) unsecured Indebtedness of the Borrower pursuant to a loan evidenced by an intercompany note that is owing solely to a Domestic Insurance Subsidiary which has received a loan from the Federal Home Loan Bank permitted pursuant to Section 7.1(l), solely to the extent that the proceeds of such unsecured Indebtedness are used by the Borrower to either (i) make the Restricted Payment to repay all Indebtedness and other obligations owing in respect of the 2006 Documents to the extent permitted under, and subject to the conditions set forth in, Section 7.5(h) or (ii) repay any outstanding Revolving Loans; provided that the amount of the intercompany Indebtedness permitted to be incurred by the Borrower shall not exceed the amount of the Indebtedness incurred by the Domestic Insurance Subsidiary from the Federal Home Loan Bank.”
(i)Section 7.2 of the Existing Credit Agreement is hereby amended by (i) deleting the “and” following the semicolon in clause (m) thereof, (ii) replacing the period at the end of clause (n) thereof with “; and”, and (iii) inserting the following new clause (o) immediately following clause (n) thereof:
“(o) Liens in favor of the Federal Home Loan Bank on the assets of a Domestic Insurance Subsidiary to secure Indebtedness permitted by Section 7.1(l).”
(j)Section 7.5 of the Existing Credit Agreement is hereby amended by (i) deleting the “and” following the semicolon in clause (f) thereof, (ii) replacing the period at the end of clause (g) thereof with “;” and (iii) inserting the following new clauses (h) and (i) immediately following clause (g) thereof:
“(h) the repayment in full by the Borrower of all Indebtedness and other obligations owing by the Borrower and its Subsidiaries in respect of the 2006 Documents so long as (x) no Default or Event of Default has occurred and is continuing or would result therefrom, (y) the Borrower shall be in compliance with each of the covenants set forth in Article VI, recomputed on a pro forma basis as of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to this Agreement as if such repayment had occurred on the first day of the relevant period for testing compliance (and the Borrower shall have delivered to the Administrative Agent a Compliance Certificate evidencing such compliance and certifying as to the other matters in sub- clauses (x) and (z) of this clause (h)) and (z) after giving effect to such repayment, all of the 2006 Documents shall have been terminated, discharged and released and are of no further force and effect and neither the Borrower nor any of its Subsidiaries shall have any remaining obligations in respect of the 2006 Documents other than those which by their express terms survive termination of the 2006 Documents; and
(i) Restricted Payments to repay intercompany Indebtedness owing by a Loan Party to an Insurance Subsidiary so long as (i) no Default or Event of Default then exists or would result therefrom and (ii) the Borrower shall be in compliance with each of the covenants set forth in Article VI, recomputed on a pro forma basis as of the most recently ended Fiscal Quarter for which financial statements are required to have been delivered pursuant to this Agreement as if such Restricted Payment had been made on the first day of the relevant period for testing compliance (and the Borrower shall have delivered to the Administrative Agent a Compliance Certificate evidencing such compliance and certifying as to the other matters in clauses (i) and (ii) of this clause (i)).”
(k)Section 7.7 of the Existing Credit Agreement is hereby amended by (i) deleting the “and” following the semicolon in clause (c) thereof, (ii) replacing the period at the end of clause (d) thereof with “;”, and (iii) inserting the following new clauses (e) and (f) immediately following clause (d) thereof:
“(e) Indebtedness permitted by Section 7.1(m); and

EXHIBIT 10.28
(f) Investments permitted by Section 7.4(d).”
(l)Schedule II to the Existing Credit Agreement (Commitment Amounts) is hereby amended by replacing the reference to “BMO Harris Bank N.A.” therein with “BMO Bank N.A. (formerly known as BMO Harris Bank N.A.)”.
Section 3. Conditions Precedent. This Agreement shall become effective as of the date on which each of the following conditions precedent are satisfied (such date, the “First Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received a counterpart of this Agreement duly executed by each of the Borrower, the Administrative Agent and the Required Lenders;
(b)The representations and warranties in Section 4 hereof shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects); and
(c)The Administrative Agent shall have received reimbursement or payment of all fees, expenses and other amounts that have been invoiced and are due and payable on or prior to the First Amendment Effective Date (including amounts required to be paid pursuant to Section 6 hereof).
Section 4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a)Existence and Power. The Borrower and each of its Subsidiaries has all requisite power and authority to (i) carry on its business as now conducted and (ii) execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party (after giving effect to this Agreement).
(b)Organizational Power; Authorization; Governmental Approvals; No Conflict. The execution, delivery and performance by each Loan Party of this Agreement and each other Loan Document to which it is a party (after giving effect to this Agreement), are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action and (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any Contractual Obligation of the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except Liens (if any) created under the Loan Documents.
(c)Representations and Warranties; No Default. All of the representations and warranties of the Borrower set forth in the Loan Documents are hereby made by the Borrower to the Administrative Agent and the Lenders and such representations and warranties are true and correct in all material respects on the date hereof (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects), except to the extent such representations and warranties are expressly limited to earlier date, in which case such representations and warranties are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall have been true and correct in all respects) on and as of such earlier date. Both immediately before and immediately after giving effect to this Agreement, no Default or Event of Default exists.
(d)Binding Effect. This Agreement has been duly executed and delivered by the Borrower. This Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
Section 5. Reaffirmation of Loan Documents. The Borrower hereby (a) agrees that each Loan Document to which it is a party shall continue to be in full force and effect, and (b) acknowledges that from and after the date hereof, all Loans from time to time outstanding shall be deemed to be Obligations. Nothing in this Agreement or in any of the transactions contemplated hereby is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations of the Borrower under the Amended Credit Agreement or the other Loan Documents.
Section 6. Expenses and Indemnity. Section 10.3 of the Amended Credit Agreement is hereby incorporated herein by reference, mutatis mutandis, as if such Section were set forth in full herein.
Section 7. Reference to and Effect on the Loan Documents; No Claims.

EXHIBIT 10.28
(a)On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(b)The Borrower has no knowledge of any claims or defenses against the Administrative Agent or any Lender with respect to any of the Obligations or any of the rights or benefits of the Administrative Agent and the Lenders under or in respect of the Loan Documents.
Section 8. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
Section 9. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.
Section 10. Effect.
(a)Except as expressly set forth in Section 2 hereof, the terms and conditions of the Existing Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments and agreements contained in Section 2 hereof shall be deemed to have prospective application only. The Existing Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects.
(b)Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Amended Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.
(c)This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. This Agreement shall for all purposes be deemed to be a “Loan Document” under the Amended Credit Agreement and entitled to the benefits thereof.
Section 11. Further Assurances. The Borrower agrees to take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.
Section 12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile, email or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
Section 13. Amendments and Waivers. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower herefrom, shall be effective unless in writing signed by the Administrative Agent, the Lenders and the Borrower, and each such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 14. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 15. Headings. Headings and captions used in this Agreement are included for convenience of reference only and shall not be given any substantive effect.
[Signatures on Following Pages]

EXHIBIT 10.28
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER: SKYWARD SPECIALTY INSURANCE GROUP, INC.
By: /s/Mark W. Haushill
Name: Mark W. Haushill
Title: CFO
TRUIST BANK, as Administrative Agent and a Lender
By: /s/Hays Wood
Name: Hays Wood
Title: Director
CITIZENS BANK, N.A as a Lender
By: /s/Dora Yagudayeva
Name: Dora Yagudayeva
Title: Vice President
BMO BANK N.A. (formerly known as BMO HARRIS BANK N.A.)
as a Lender
By: /s/Benjamin Mlot
Name: Benjamin Mlot
Title: Director
TEXAS CAPITAL BANK as a Lender
By: /s/Jad Elawar
Name: Jad Elawar
Title: VP, Sr. Portfolio Manager